                                                                   EXHIBIT 10.15


                        AMENDMENT NO. 1 AND RESTATEMENT


     AMENDMENT NO. 1 AND RESTATEMENT, dated as of September 29, 1997 (this "Amendment and Restatement"), to the First Amended and Restated Letter of Credit
 -------------------------
Agreement, dated as of March 14, 1997 (the "Letter of Credit Agreement"), by and
                                            --------------------------
among PENNSYLVANIA MANUFACTURERS CORPORATION, a Pennsylvania corporation (the "Applicant") the Banks party thereto, CORESTATES BANK, N.A., as Co-Agent and THE
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BANK OF NEW YORK, in its capacity as Agent and as Issuing Bank.


                                   RECITALS
                                   --------

        A. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Letter of Credit Agreement.

        B. Prior to giving effect to this Amendment and Restatement, the Termination Date is October 27, 1997.

        C. The Applicant has requested that the Agent and the Banks agree to amend and restate the Letter of Credit Agreement upon the terms and conditions contained herein, and the Agent and the each of the Banks (other than Mellon Bank, N.A.) is willing so to agree (such Banks being referred to herein as the "Consenting Banks"). In addition, the Consenting Banks desire to assume a
 ----------------
portion of the Commitment of Mellon Bank, N.A. and each of the Consenting Banks to reallocate its rights and obligations under the Credit Documents upon the terms, and subject to the conditions, herein contained.

        Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Applicant, the Agent and each of the Consenting Banks hereby agrees that the Letter of Credit Agreement is hereby amended in accordance with the following and, immediately thereafter, shall be deemed to be restated in its entirety:


    1. The Applicant hereby represents and warrants to the Agent, the Co-Agent, the Issuing Bank and each Bank that no Default or Event of Default exists and is continuing.

    2. Prior to giving effect to this Amendment and Restatement, the Commitment Percentage of each Bank is as set forth in Exhibit A to the Letter of Credit Agreement and there have been no drawings under Letters of Credit which have not been reimbursed.
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    3.  By signing below, (i) each Consenting Bank consents to this Amendment and Restatement and (ii) each Consenting Bank agrees to assume a portion of the Commitment of Mellon Bank, N.A. to the extent and at the time set forth in paragraph 5 hereof.

    4. Subject to receipt by the Agent during the Extension Consent Period of a counterpart of this Amendment and Restatement signed by the Applicant, each Consenting Bank and Mellon Bank, N.A., and provided that the Applicant shall have fully reimbursed the Issuing Bank and/or the Banks for all drafts drawn on any Letter of Credit on or before the first day of such Extension Consent Period (the "Restatement Effective Date"), then, effective on the Restatement Effective
      --------------------------
Date:

        (a) the Termination Date shall be the date which is 364 days after the Restatement Effective Date, or such earlier date on which the Commitment is terminated, or if the Commitment is extended with the consent of the Banks pursuant to Section 2.6, such later date; and

        (b) each Consenting Bank hereby assumes from Mellon Bank, N.A. such rights, and Mellon Bank, N.A. hereby assigns to each Consenting Bank such obligations, as shall cause the Commitment Percentage of each Consenting Bank to be as set forth in Exhibit A to the Letter of Credit Agreement in the form attached hereto, which form shall be substituted for Exhibit A annexed to the Letter of Credit Agreement.

    5. From and after the Restatement Effective Date, the Agent shall make all payments in respect of the interests assigned hereby to each Consenting Bank in proportion to their respective Commitment Percentages as set forth on such revised Exhibit A.

    6. Mellon Bank, N.A. hereby represents and warrants to each Consenting Bank, which representations and warranties shall survive the consummation of the assignment provided for herein, that on and as of the date hereof and on the Restatement Effective Date, it is and shall be the legal and beneficial owner of the interests being assigned by it hereunder.

    7. On the date hereof the Applicant hereby (i) reaffirms and admits the validity and enforceability of the Credit Documents and all of its obligations thereunder, (ii) agrees and admits that it has no defenses to or offsets against any such obligation, (ii) represents and warrants that no Event of Default, or event or condition which, with the giving of notice, the lapse of time, or any other condition, would, unless cured or waived, become an Event of Default, has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Documents is true and correct with the same effect as though such representation and warranty had been made on such date, and (iv) certifies that no amendment, supplement, or modification to the certificate of incorporation or by-laws of the Applicant has been made since March 14, 1997.

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    8.  In all other respects, the Credit Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Credit Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Credit Document.

    9. This Amendment and Restatement may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment and Restatement, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

    10. This Amendment and Restatement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all other prior arrangements and understandings among the parties hereto with respect to the subject matter hereof.

    11. This Amendment and Restatement is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

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          IN WITNESS WHEREOF, each of the parties has caused this Amendment No.
1 and Restatement to be executed by its duly authorized officer as of the date and year first written above.

                                   PENNSYLVANIA MANUFACTURERS CORPORATION


                                   By: /s/Edward Hochberg
                                       ________________________________
                                       Name: Edward Hochberg
                                       Title:Vice President-Finance

                                   THE BANK OF NEW YORK,
                                   Individually and as Agent
                                   and Issuing Bank


                                   By: /s/Lizanne T. Eberle
                                       ________________________________
                                       Name: Lizanne T. Eberle
                                       Title:Vice President

                                   CORESTATES BANK, N.A.
                                   Individually and as Co-Agent


                                   By: /s/ H.P. Tamimie
                                       ________________________________
                                       Name: H.P. Tamimie
                                       Title: Vice President

                                   MELLON BANK, N.A.


                                   By: /s/ Joanna Patterson
                                      ________________________________
                                      Name: Joanna Patterson
                                      Title: Officer

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                                   FLEET NATIONAL BANK


                                   By: /s/ Michael M. Sinisgalli
                                       ________________________________
                                       Name:  Michael M. Sinisgalli
                                       Title: Vice President

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ Kirk Seagers
                                       ________________________________
                                       Name:  Kirk Seagers
                                       Title: Vice President

                                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                   By: /s/ Gail M. Golightly
                                       ________________________________
                                       Name:  Gail M. Golightly
                                       Title: Senior Vice President